EXHIBIT 10.11

        SECOND AMENDMENT TO EXTENSION AND MODIFICATION OF LOANS AGREEMENT
        -----------------------------------------------------------------


     This Second Amendment to Extension and Modification of Loans Agreement ("Second Amendment") is made and entered into on this 10th of September, 2003, by and among SOUTHTRUST BANK, a state banking corporation, formerly known as SouthTrust Bank, N.A. and SouthTrust Bank, National Association, whose address is 112 W. 23rd Street, Panama City, FL 32405 (the "Bank"); DONAL R. MYRICK, an individual whose place of residence is 511 Circle Avenue, Ft. Walton Beach, Florida 32548 (collectively, the "Guarantor"); and SPECTRUM SCIENCE & SOFTWARE, INC., a Florida corporation having its principal place of business at 91 Hill Avenue, Ft. Walton Beach, Florida 32548 (the "Company").

RECITALS.
---------

     A. The parties described above entered into an Extension and Modification of Loans Agreement on the 31st day of January, 2003 ("Extension Agreement").

     B. The parties amended the Extension Agreement by a document executed on August 26, 2003, ("First Amendment").

     C. The parties have elected to further amend the Extension Agreement and have elected to reduce such amendment to writing.

     Now, therefore in consideration of the mutual covenants contained herein and other good and viable consideration the receipt and sufficiency of which is hereby acknowledged, each of the parties agrees as follows:

1. Paragraph 1(F) is hereby deleted in its entirety and notation is made "intentionally left blank."

2.     Paragraph  11  No  Waiver is hereby amended by inserting the following in
                      ----------
line  3  after  the  words  "Loan  Documents":

     "or  the  Extension  Agreement  or  any  of  the  Prior  Agreements.

3. In all respects other than as amended hereby and by the First Amendment, the Extension Agreement remains in full force and effect according to all of its unamended original terms and conditions.

4. Those persons executing this Second Amendment, for and on behalf of the company, hereby warrant and represent that they hold the offices for which they are identified and that they have the full authority to bind the company to all of the terms and conditions of this Amendment and the Extension Agreement as amended.


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5.     This  document  may  be  executed  in  counterparts.


      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the first date set forth above.

Signed,  sealed  and  delivered
in  the  presence  of:

                                              SOUTHTRUST  BANK


                                              By:  /S/  Russell  R.  Enfinger
-------------------------------                    --------------------------
(name)                                        Russell  R.  Enfinger
                                              Senior  Vice  President


                                              GUARANTOR


     /S/  Leann  Sanders                      /S/  Donal  R.  Myrick
-------------------------------               --------------------------
(name)                                        Donal  R.  Myrick

-------------------------------
(name)


                                              SPECTRUM SCIENCES & SOFTWARE, INC.


     /S/  Leann  Sanders                      By:    /S/  Donal  R.  Myrick
-------------------------------                      --------------------------
(name)                                        (name)  Donal  R.  Myrick
                                              Its:  President


-------------------------------
(name)
                                              and


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     /S/  Leann  Sanders                      By:  /S/  Donald  L  Garrison
-------------------------------                    ----------------------------
(name)                                        (name)  Donald  L.  Garrison
                                              Its:   Chief  Operating  Officer


------------------------------
(name)



STATE  OF  FLORIDA
COUNTY  OF  BAY

     The foregoing instrument was acknowledged before me this _______ day of ___________, 2003, by Russell R. Enfinger, as Senior Vice President of the Bank, on behalf of the Bank, who: (notary MUST check applicable line)

_____     is  personally  known  to  me.
_____     produced  a  current  Florida  driver's  license  as  identification.
_____     produced  _____________________________  as  identification.



                                      --------------------------
                                      Notary  Public
                                      My  Commission  Expires:



STATE  OF
COUNTY  OF

     The foregoing instrument was acknowledged before me this ______ day of ________, 2003, by Donal R. Myrick, individually, who: (notary MUST check applicable line)

_____     is  personally  known  to  me.
_____     produced  a  current  driver's  license  as  identification.
_____     produced  _____________________________  as  identification.


                                       /S/  Virginia  Taylor
                                      --------------------------
                                      Notary  Public
                                      My  Commission  Expires:


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STATE  OF  FLORIDA
COUNTY  OF

     The foregoing instrument was acknowledged before me this ______ day of ________, 2002, by Donal R. Myrick, as President of Spectrum Sciences &
Software,  Inc.,  a  Florida  corporation,  on  behalf  of the corporation, who:
(notary  MUST  check  applicable  line)

_____     is  personally  known  to  me.
_____     produced  a  current  Florida  driver's  license  as  identification.
_____     produced  _____________________________  as  identification.


                                       /S/  Donal Myrick
                                      --------------------------
                                      Notary  Public
                                      My  Commission  Expires:


STATE  OF
COUNTY  OF

     The foregoing instrument was acknowledged before me this _______ day of ________, 2003, by Donald L. Garrison, Chief Operating Officer of Spectrum Sciences, who: (notary MUST check applicable line)

_____     is  personally  known  to  me.
_____     produced  a  current  driver's  license  as  identification.
_____     produced  _____________________________  as  identification.


                                       /S/  Donal Myrick
                                      --------------------------
                                      Notary  Public
                                      My  Commission  Expires:


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